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                                   EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN LLP

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 29, 2002, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-00067, 33-40610, 33-41310, 33-57648, 33-81064, 333-15679, 333-15677,
333-33885, 333-33897 and 333-88387).



 /s/  Arthur Andersen LLP
---------------------------
      Arthur Andersen LLP



Chicago, Illinois
May 8, 2002